Neuberger Berman ETF Trust
Neuberger Berman Small-Mid Cap ETF
Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 18, 2024, as amended and supplemented

This supplement describes important changes affecting Neuberger Berman Small-Mid Cap ETF (the “Fund”) effective immediately. If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC (“NBIA”) at 877-628-2583.

Reduction of the Fund’s Investment Advisory Fee Rate and Contractual Expense Limitation Arrangement: Effective immediately, for investment management services, the Fund pays NBIA a fee at the annual rate of 0.51% of the Fund’s average daily net assets.  Additionally, the Fund’s contractual expense limitation arrangement will be reduced, as described below. As a result, effective immediately:

(1)  The fee table and expense example included in the Fund’s Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.60
Other expenses[2]	0.18
Total annual operating expenses	0.78
Fee waivers and/or expense reimbursement	0.13
Total annual operating expenses after fee waivers and/or expense reimbursement[3]	0.65

1  “Management fees” have been restated to reflect current advisory fees, which are lower than prior advisory expenses.
2 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
3  Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Fund are limited to 0.64% of average net assets. This undertaking lasts until 8/31/2028 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that it will repay the Manager for fees and expenses waived or reimbursed for the Fund provided that repayment does not cause annual Operating Expenses to exceed 0.64% of the Fund’s average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example
The expense example can help you compare costs among funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

1 Year	3 Years
$66	$208

(2)  The last paragraph in the “Management of the Funds — Investment Manager” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Effective April 1, 2025, for investment management services, Neuberger Berman Small-Mid Cap ETF pays NBIA a fee at the annual rate of 0.51% of average daily net assets.  Prior to April 1, 2025, for investment management services, Neuberger Berman Small-Mid Cap ETF paid NBIA a fee at the annual rate of 0.60% of average daily net assets. The Fund pays the Manager a fee at the annual rate of 0.09% of the Fund’s average daily net assets for administrative services provided to the Fund.

(3)  The eleventh full paragraph in the “Investment Management and Administration Services — Management and Administration Fees” section of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Effective April 1, 2025, for investment management services, Neuberger Berman Small-Mid Cap ETF pays NBIA a fee at the annual rate of 0.51% of average daily net assets.  Prior to April 1, 2025, for investment management services, Neuberger Berman Small-Mid Cap ETF paid NBIA a fee at the annual rate of 0.60% of average daily net assets.

(4)  The Fund’s contractual expense limitation arrangement in the “Investment Management and Administration Services — Contractual Expense Limitation and Fee Waivers” section of the Statement of Additional Information is hereby deleted and replaced with the following:

Fund	Limitation Period	Expense Limitation
Small-Mid Cap ETF	08/31/2028	0.64%†
† 0.73% prior to April 1, 2025.

The date of this supplement is April 1, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com